UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 28, 2008

Geeks On Call Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143931	20-8097265
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

814 Kempsville Road, Suite 106 Norfolk, Virginia	23502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 466-3448
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐⁪Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁪Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁪Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁪Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 28, 2008, our board of directors adopted resolutions appointing Keith Wesp to the position of Vice President of Finance and Richard Artese to the position of Executive Vice President and Chief Operating Officer. In connection therewith, Mr. Wesp’s annual salary was increased from $95,000 to $135,000 and Mr. Artese’s annual salary was increased from $150,000 to $200,000.

Mr. Artese has been employed by us, since May 2006, as Vice President and Chief Information Officer. Mr. Wesp has been employed by us as Controller since August 2001.

The information set forth in Item 2.01 of our Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 13, 2008 relating to the executive officers and directors is incorporated by reference into this Item 5.02.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 3, 2008	GEEKS ON CALL HOLDINGS, INC.

	By:	/s/ Robert P. Crabb
Name: Robert P. Crabb
Title: Secretary